SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 9, 2001

THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Delaware	0-23323	36-4153491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2900 Texas Avenue, Bryan, Texas	77802
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (979) 779-2900

N/A
(Former name or former address, if changed since last report)

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Item 5. Other Events

        On February 8, 2001, the Registrant issued the press release attached as Exhibit 99 announcing that it had retained Hoefer & Arnett in December 2000 for the specific purpose of evaluating the potential for a strategic alliance with another company, which may include the sale of the Registrant.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.

Item 7. Financial Statements and Exhibits

           (c) Exhibits

        The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
Date: February 9, 2000	By: /s/ David Rinehart David Rinehart President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated February 8, 2001